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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                 Carey Institutional Properties Incorporated
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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           [CORPORATE PROPERTY ASSOCIATES 10 INCORPORATED LETTERHEAD]



                                February 2002






Dear Shareholder,

         On February 15, 2002, we sent you proxy material for the merger of CPA(R):10 and CIP(R). We regret that the shareholder name on the proxy (or voting) card that you received was incorrect, due to an administrative error on the part of our mailing house. PLEASE DISREGARD THAT INITIAL PROXY CARD AND, INSTEAD, USE THE PROXY CARD ENCLOSED HEREIN.

         We apologize for any inconvenience this matter has caused you. If you have any questions or concerns, please call Georgeson Shareholder
Communications at 1-866-515-0315.

                                                     Most sincerely,

                                                     /s/ Susan C. Hyde

                                                     Susan C. Hyde
                                                     SECRETARY